FORM 10f-3	FUND:  PaineWebber Mid Cap
Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures

1.	Issuer:  Delphi

2.	Date of Purchase:  2/4/99
Date offering
commenced:  2/4/99

3.	Underwriters from whom purchased:
Morgan Stanley

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of
purchase:  $204,000

6.	Aggregate principal amount of
offering:    $1,450,000,000

7.	Purchase price (net of fees and
expenses):    $17.00

8.	Initial public offering price:
$17.00

9.	Commission, spread or profit:
	%	$  .46

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business
day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to
that being received by others for
underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received
an investment grade rating from a
nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___X___



_______

Approved:    /s/ Mark Tincher		Date:
3/11/99



FORM 10f-3	FUND:  PaineWebber Mid Cap
Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures

1.	Issuer:  Web Trends

2.	Date of Purchase:  2/19/99	3.
Date offering
commenced:  2/19/99

3.	Underwriters from whom purchased:
Dain Bosworth

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of
purchase:  $6,500

6.	Aggregate principal amount of
offering:    $45,500,000

7.	Purchase price (net of fees and
expenses):    $13.00

8.	Initial public offering price:
$13.00

9.	Commission, spread or profit:
	%	$  .60

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business
day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to
that being received by others for
underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received
an investment grade rating from a
nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___X___



_______

Approved:    /s/ Mark Tincher		Date:
3/11/99



FORM 10f-3	FUND:  PaineWebber Mid Cap
Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures

1.	Issuer:  Autobytel

2.	Date of Purchase:  3/26/99	3.
Date offering
commenced:  3/26/99

3.	Underwriters from whom purchased: BT
Alex Brown

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of
purchase:  400

6.	Aggregate principal amount of
offering:    $4,500,000

7.	Purchase price (net of fees and
expenses):    $23.00

8.	Initial public offering price:
$23.00

9.	Commission, spread or profit:
	%	$  .95

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business
day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to
that being received by others for
underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received
an investment grade rating from a
nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___X___



_______

Approved:    /s/ Antony Scott		Date:
6/13/99




FORM 10f-3	FUND:  PaineWebber Mid Cap
Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures

1.	Issuer:  Pepsi Bottling Group Inc.

2.	Date of Purchase:  3/30/99	3.
Date offering
commenced:  3/30/99

3.	Underwriters from whom purchased:
Merrill Lynch

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of
purchase:  53,000

6.	Aggregate principal amount of
offering:    $100,000,000

7.	Purchase price (net of fees and
expenses):    $23.00

8.	Initial public offering price:
$23.00

9.	Commission, spread or profit:
	%	$  .56

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business
day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to
that being received by others for
underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received
an investment grade rating from a
nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___X___



_______

Approved:    /s/Chris Altschul
	Date:    4/14/99




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For period ending August 31, 1999

File number 811-6376




ANNUAL SUPPLEMENT
Page 53 is to be filed only once each year at the end of
Registrant's fiscal year.

105.	Fidelity bond(s) in effect at the
end of the period:

	A.	?	Insurer Name:  ICI
Mutual Insurance Co.

	B.	?	Second Insurer:

	C.	?	Aggregate face amount of
coverage for
Registrant on all bonds on which
			it is named as an
insured ($000's omitted)
	$50,000

106.	A.	?	Is the bond part of a
joint fidelity bond(s)
shared with other investment companies
			or other entities?
	Y
					Y/N

	B.	?	If the answer to 106A is
"Y" (Yes), how
many other investment companies or other
			entities are covered by
the bond? 		72
			NOTE:  Count each series
as a separate
investment company.

107.	A.	?	Does the mandatory
coverage of the fidelity
bond have a deductible?		N
					Y/N

	B.	?	If the answer to 107A is
"Y" (Yes), what is
the amount of the deductible?
	$______

108.	A.	?	Were any claims with
respect to this
Registrant filed under the bond during
			the period?		N
					Y/N

	B.	?	If the answer to 108A is
"Y" (Yes), what was
the total amount of such claim(s)?
	$______

109.	A.	?	Were any losses incurred
with respect to
this Registrant that could have been filed
			as a claim under the
fidelity bond but were
not?		N
					Y/N

	B.	?	If the answer to sub-
item 109A is "Y" (Yes),
what was the total amount of such
			losses?  ($000's
omitted)		$______

110.	A.	?	Are Registrant's
officers and directors
covered as officers and directors of
			Registrant under any
errors and omissions
insurance policy owned by the Registrant
			or anyone else?
	Y
					Y/N

	B.	?	Were any claims filed
under such policy
during the period with respect to
			Registrant?		N
					Y/N